Exhibit j under Form N-1A
                                            Exhibit 23 under Item 601/Reg. S-K

                                ARTHUR ANDERSEN LLP

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use in Post-Effective Amendment No. 14 to Form N-1A Registration Statement of CCB Equity Fund of our report dated July 9, 1999, on the financial statements as of May 31, 1999, of CCB Equity Fund included in or made part of this registration statement.

By: ARTHUR ANDERSEN LLP

ARTHUR ANDERSEN LLP

Boston, Massachusetts
September 24, 1999